Goodwill	3 Months Ended
Mar. 31, 2014
Goodwill [Abstract]
Goodwill

NOTE 15 – GOODWILL

The following table summarizes goodwill assets by segment:

Goodwill (dollars in millions)

	Transportation & International Finance	North American Commercial Finance	Total

Balance at December 31, 2013	$ 183.1	$ 151.5	$ 334.6
Acquisitions	68.9	-	68.9
Balance at March 31, 2014	$ 252.0	$ 151.5	$ 403.5

Goodwill balances as of December 31, 2013 were recorded in conjunction with FSA and represented the excess of reorganization equity value over the fair value of tangible and identifiable intangible assets, net of liabilities. Effective January 1, 2014, this goodwill was reallocated to the Company’s new TIF and NACF reporting units based on the respective reporting unit’s estimated fair value of equity. The Company evaluated goodwill for impairment immediately before and after the reallocation of goodwill to the reporting units and identified no impairment.

On January 31, 2014, CIT acquired 100% of the outstanding shares of Paris-based Nacco, an independent full service railcar lessor in Europe. The Nacco acquisition was accounted for under the purchase method.  The purchase price was approximately $250 million and the acquired assets and liabilities were recorded at their estimated fair values as of the acquisition date resulting in $68.9 million of goodwill. The assets acquired included approximately $650 million of leasing assets along with existing secured debt.

Once goodwill has been assigned, it no longer retains its association with a particular event or acquisition, and all of the activities within a reporting unit, whether acquired or internally generated, are available to support the value of the goodwill.